Exhibit 99.1

CECO Environmental Corp. Reports First Quarter 2016 Results;

Achieves Record Bookings and Backlog

Highlights of the First Quarter 2016*

•	Revenue of $103.2 million, up 27%

•	Gross profit of $31.6 million, up 50%; Gross margin of 30.6%

•	Operating income of $5.8 million, up 95%; Operating margin of 5.6%

•	Non-GAAP Operating Income of $10.9 million; Non-GAAP Operating Margin of 10.6%

•	Net income of $3.1 million, compared to net income of $0.2 million

•	Non-GAAP net income of $6.1 million, compared with non-GAAP net income of $5.7 million

•	Net income per diluted share of $0.09, compared with net income per diluted share of $0.01

•	Non-GAAP net income per diluted share of $0.18, compared with non-GAAP net income per diluted share of $0.21

•	Bookings of $120.1 million, up 28%

•	Backlog of $228.1 million, up 49%

•	Adjusted EBITDA of $12.7 million, up 48%

•	Debt repayment of $7.1 million

*	All changes are versus the comparable prior-year period.

CINCINNATI, Ohio, May 10, 2016 — CECO Environmental Corp. (Nasdaq:CECE), a leading global environmental, energy and fluid handling technology company, today reported its financial results for the first quarter of 2016.

“Despite some ongoing macroeconomic challenges continuing into 2016, we recorded bookings of $120 million in the quarter, resulting in backlog of $228 million, both of which are all-time records for CECO. We also delivered margin expansion, strong free cash flow and significant debt pay down. I am very pleased we have now fully completed the integration of our Peerless acquisition in less than nine months since the closing of the transaction. We have not only fully achieved the promised operational and overall business synergies of $15 million more than one year ahead of schedule, but we now expect to achieve $18 million in total synergies. As a result, Peerless’ adjusted EBITDA was $5 million for the first quarter of 2016 versus an operating loss in their same quarter last year,” said CEO Jeff Lang. “In addition, our continued focus on organic sales, recurring revenue growth along with working capital initiatives, enabled debt repayment and a reduction in our leverage ratios. Lastly, we are very pleased that our sequential bookings grew from $100 million in the fourth quarter of 2015 to $120 million in the first quarter of 2016,” said CEO Jeff Lang.

“While we anticipate some macroeconomic shifting in a few markets and regions for the remainder of the year, we are confident that the actions we took in 2015 and our diversity of end markets, geographies and revenue streams provide us with a foundation to drive profitable growth through various cycles. The direction and core of our business is fundamentally strong, and we have the right team in place to deliver earnings growth, margin expansion and sales improvement into the future,” concluded Jeff Lang.

Revenue in the first quarter of 2016 was $103.2 million, up 27% from $81.0 million in the prior-year period. Recent acquisitions(1) contributed $24.9 million of revenue in the first quarter of 2016.

Operating income was $5.8 million for the first quarter of 2016 (5.6% margin), compared with $3.0 million in the prior-year period (3.7% margin). Operating income on a non-GAAP basis was $10.9 million for the first quarter of 2016 (10.6% margin), compared with $7.5 million in the prior-year period (9.3% margin).

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Net income was $3.1 million for the first quarter of 2016, compared with $0.2 million in the prior year period. Net income on a non-GAAP basis was $6.1 million for the first quarter of 2016, compared with $5.7 million in the prior-year period.

Net income per diluted share was $0.09 for the first quarter of 2016, compared with net income per diluted share of $0.01 in the prior-year period. Non-GAAP net income per diluted share was $0.18 for the first quarter of 2016, compared with $0.21 for the prior-year period.

Cash and cash equivalents were $33.4 million and bank debt was $170.6 million, as of March 31, 2016, compared with $34.2 million and $177.3 million, respectively, as of December 31, 2015.

BACKLOG AND BOOKINGS

Total backlog at March 31, 2016 was $228.1 million as compared with $211.2 million on December 31, 2015, and $153.0 million on March 31, 2015.

Bookings were $120.1 million for the first quarter of 2016, compared with $93.9 million in the prior year, an increase of 28%. Bookings were $100.3 million in the fourth quarter of 2015.

QUARTERLY DIVIDENDS

On May 6, 2016, CECO’s Board of Directors approved a quarterly dividend of $0.066 per share. The dividend will be paid on June 30, 2016 to all stockholders of record on close of business on June 18, 2016. CECO initiated a Dividend Reinvestment Plan (“DRIP”) in 2012 that provides for the voluntary reinvestment of dividends by its stockholders.

CONFERENCE CALL

A conference call is scheduled for today at 9:30AM ET to discuss the first quarter 2016 results.

The conference call may be accessed by dialing +1.877.407.3982 (Toll-Free) in the U.S. and Canada or by dialing +1.201.493.6780 for international calls. A replay will be available from 12:30 p.m. ET on the day of the call until May 24, 2016 at 11:59 p.m. ET. The replay may be accessed by dialing +1.877.870.5176 (Toll-Free) in the U.S. and Canada or by dialing +1.858.384.5517 for international calls and entering passcode 13636111.

(1)	Acquisitions completed within the past twelve months

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CECO ENVIRONMENTAL CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in thousands, except per share data)	(unaudited) March 31, 2016	December 31, 2015
ASSETS
Current assets:
Cash and cash equivalents	$33,390	$34,194
Restricted cash	5,430	5,319
Accounts receivable, net	84,828	97,778
Costs and estimated earnings in excess of billings on uncompleted contracts	44,156	43,175
Inventories, net	30,564	32,509
Prepaid expenses and other current assets	11,999	9,058
Prepaid income taxes	3,974	4,724
Assets held for sale	1,718	1,699

Total current assets	216,059	228,456
Property, plant and equipment, net	43,404	44,981
Goodwill	221,717	220,163
Intangible assets – finite life, net	71,316	74,957
Intangible assets – indefinite life	26,458	26,337
Deferred charges and other assets	2,944	3,925

	$581,898	$598,819

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Current portion of debt	$17,714	$19,494
Accounts payable and accrued expenses	95,207	99,097
Billings in excess of costs and estimated earnings on uncompleted contracts	28,035	28,000
Income taxes payable	1,693	1,582

Total current liabilities	142,649	148,173
Other liabilities	22,126	30,072
Debt, less current portion	152,916	157,834
Deferred income tax liability, net	17,638	17,719

Total liabilities	335,329	353,798

Commitments and contingencies
Shareholders’ equity:
Preferred stock, $.01 par value; 10,000 shares authorized, none issued	—	—
Common stock, $.01 par value; 100,000,000 shares authorized, 34,073,856 and 34,055,749 shares issued 2016 and 2015, respectively	341	340
Capital in excess of par value	243,963	243,274
Accumulated earnings	6,329	5,472
Accumulated other comprehensive loss	(9,531)	(9,577)

	241,102	239,509
Less treasury stock, at cost, 137,920 shares in 2016 and 2015	(356)	(356)

Total CECO shareholders’ equity	240,746	239,153
Noncontrolling interest	5,823	5,868

Total shareholders’ equity	246,569	245,021

	$581,898	$598,819

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CECO ENVIRONMENTAL CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(unaudited)

	THREE MONTHS ENDED MARCH 31,
($ in thousands, except per share data)	2016	2015
Net sales	$103,175	$80,985
Cost of sales	71,589	60,010

Gross profit	31,586	20,975
Selling and administrative	20,945	13,661
Acquisition and integration expenses	37	331
Amortization and earn out expenses	4,797	4,004

Income from operations	5,807	2,979
Other income (expense), net	780	(1,736)
Interest expense	(2,102)	(960)

Income before income taxes	4,485	283
Income tax expense	1,430	85

Net income	$3,055	$198

Less net loss attributable to noncontrolling interest	$(45)	$—

Net income attributable to CECO Environmental Corp.	$3,100	$198

Earnings per share:
Basic	$0.09	$0.01
Diluted	$0.09	$0.01
Weighted average number of common shares outstanding:
Basic	33,928,052	26,271,316

Diluted	34,116,534	26,660,595

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CECO ENVIRONMENTAL CORP. AND SUBSIDIARIES

RECONCILIATION OF GAAP TO NON-GAAP MEASURES

	Three Months Ended March 31,
(dollars in millions)	2016	2015
Gross profit as reported in accordance with GAAP	$31.6	$21.0
Gross profit margin in accordance with GAAP	30.6%	25.9%
Inventory valuation adjustment	0.1	—
Plant, property and equipment valuation adjustment	0.2	0.2

Non-GAAP gross margin	$31.9	$21.2
Non-GAAP gross profit margin	30.9%	26.2%

	Three Months Ended March 31,
(dollars in millions)	2016	2015
Operating income as reported in accordance with GAAP	$5.8	$3.0
Operating margin in accordance with GAAP	5.6%	3.7%
Inventory valuation adjustment	0.1	—
Plant, property and equipment valuation adjustment	0.2	0.2
Acquisition and integration expenses	—	0.3
Amortization and earn-out expenses	4.8	4.0

Non-GAAP operating income	$10.9	$7.5
Non-GAAP operating margin	10.6%	9.3%

	Three Months Ended March 31,
(dollars in millions)	2016	2015
Net income as reported in accordance with GAAP	$3.1	$0.2
Inventory valuation adjustment	0.1	—
Plant, property and equipment valuation adjustment	0.2	0.2
Acquisition and integration expenses	—	0.3
Amortization and earn-out expenses	4.8	4.0
Foreign currency remeasurement	(0.9)	2.7
Tax benefit of expenses	(1.2)	(1.7)

Non-GAAP net income	$6.1	$5.7
Depreciation	1.2	0.7
Non-cash stock compensation	0.6	0.4
Other (income) expense	0.1	(1.0)
Interest expense I	2.1	1.0
Income tax expense	2.6	1.8

Adjusted EBITDA	$12.7	$8.6
Earnings per share:
Basic	$0.09	$0.01
Diluted	$0.09	$0.01
Non-GAAP net income per share:
Basic	$0.18	$0.22
Diluted	$0.18	$0.21

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ABOUT CECO ENVIRONMENTAL

CECO is a diversified global provider of leading engineered technologies to the environmental, energy, and fluid handling and filtration industrial segments, targeting specific niche-focused end markets through an attractive asset-light business model, strategically balanced across the world. CECO targets its over $5 billion+ of installed-base, specifically to expand and grow a higher recurring revenue of aftermarket products and services. CECO’s brands, technologies and solutions have been evolving for well over 50 years to become leading-class technologies in specific niche global end markets, including natural gas turbine power, refinery & petrochemical engineered cyclones and mid-stream energy pipeline gas transmission. CECO is listed on NASDAQ under the ticker symbol “CECE”. For more information, please visit http://www.cecoenviro.com/.

Contacts:

Ed Prajzner, Chief Financial Officer & Secretary

800.333.5475

eprajzer@cecoenviro.com

Tracy Krumme, Vice President of Investor Relations

513.458.2610

tkrumme@cecoenviro.com

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NOTE REGARDING NON-GAAP FINANCIAL MEASURES

CECO is providing the non-GAAP historical financial measures presented above as the Company believes that these figures are helpful in allowing individuals to better assess the ongoing nature of CECO’s core operations. A “non-GAAP financial measure” is a numerical measure of a company’s historical financial performance that excludes amounts that are included in the most directly comparable measure calculated and presented in the GAAP statement of operations.

Non-GAAP gross margin, non-GAAP operating income, non-GAAP net income, non-GAAP gross profit margin, non-GAAP operating margin, non-GAAP earnings per basic and diluted share and adjusted EBITDA, as we present them in the financial data included in this press release, have been adjusted to exclude the effects of expenses related to property, plant equipment valuation adjustments, acquisition and integration expense activities including retention, legal, accounting, banking, amortization and contingent earnout expenses, foreign currency re-measurement, intangible asset impairment, legal reserves and the associated tax benefit of these charges. Management believes that these items are not necessarily indicative of the Company’s ongoing operations and their exclusion provides individuals with additional information to compare the Company’s results over multiple periods. Management utilizes this information to evaluate its ongoing financial performance. Our financial statements may continue to be affected by items similar to those excluded in the non-GAAP adjustments described above, and exclusion of these items from our non-GAAP financial measures should not be construed as an inference that all such costs are unusual or infrequent.

Non-GAAP gross margin, non-GAAP operating income, non-GAAP net income, non-GAAP gross profit margin, non-GAAP operating margin, non-GAAP earnings per basic and diluted shares and adjusted EBITDA are not calculated in accordance with GAAP, and should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Non-GAAP financial measures have limitations in that they do not reflect all of the costs associated with the operations of our business as determined in accordance with GAAP. As a result, you should not consider these measures in isolation or as a substitute for analysis of CECO’s results as reported under GAAP.

In accordance with the requirements of Regulation G issued by the Securities and Exchange Commission, non-GAAP gross margin, non-GAAP operating income, non-GAAP net income, non-GAAP gross profit margin, non-GAAP operating margin, non-GAAP earnings per basic and diluted share and adjusted EBITDA, stated in the tables above present the most directly comparable GAAP financial measure and reconcile to the most directly comparable GAAP financial measures.

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SAFE HARBOR

Any statements contained in this press release other than statements of historical fact, including statements about management’s beliefs and expectations, are forward-looking statements and should be evaluated as such. These statements are made on the basis of management’s views and assumptions regarding future events and business performance. Words such as “estimate,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “target,” “project,” “should,” “may,” “will” and similar expressions are intended to identify forward-looking statements. Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. These risks and uncertainties include, but are not limited to: our ability to successfully integrate acquired businesses and realize the synergies from acquisitions, including PMFG, as well as a number of factors related to our business including economic and financial market conditions generally and economic conditions in CECO’s service areas; dependence on fixed price contracts and the risks associated therewith, including actual costs exceeding estimates and method of accounting for contract revenue; fluctuations in operating results from period to period due to seasonality of the business; the effect of growth on CECO’s infrastructure, resources, and existing sales; the ability to expand operations in both new and existing markets; the potential for contract delay or cancellation; changes in or developments with respect to any litigation or investigation; the potential for fluctuations in prices for manufactured components and raw materials; the substantial amount of debt incurred in connection with our recent acquisitions and our ability to repay or refinance it or incur additional debt in the future; the impact of federal, state or local government regulations; economic and political conditions generally; and the effect of competition in the environmental, energy and fluid handling and filtration industries. These and other risks and uncertainties are discussed in more detail in CECO’s filings with the Securities and Exchange Commission, including our reports on Form 10-K and Form 10-Q. Many of these risks are beyond management’s ability to control or predict. Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual results may vary in material aspects from those currently anticipated. Investors are cautioned not to place undue reliance on such forward-looking statements as they speak only to our views as of the date the statement is made. All forward-looking statements attributable to CECO or persons acting on behalf of CECO are expressly qualified in their entirety by the cautionary statements and risk factors contained in this press release and CECO’s respective filings with the Securities and Exchange Commission. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the Securities and Exchange Commission, CECO undertakes no obligation to update or review any forward-looking statements, whether as a result of new information, future events or otherwise.

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